EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Kevin C. Maddox, President and Chief Executive Officer of North American Technologies Group, Inc. (the “Company”), and John N. Bingham, Acting Chief Financial Officer of the Company, certify that:

1.	the Quarterly Report on Form 10-QSB of the Company for the year ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin C. Maddox	Dated: May 17, 2004

Kevin C. Maddox President and Chief Executive Officer

/s/ John N. Bingham	Dated: May 17, 2004

John N. Bingham Acting Chief Financial Officer